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                                        EX-10
                 Exhibit 10.14.1 Hyundai Dealer Sales & Serv Agmt

                                  EXHIBIT 10.14.1

                               HYUNDAI MOTOR AMERICA

                         DEALER SALES AND SERVICE AGREEMENT

      This is an Agreement between HYUNDAI MOTOR AMERICA (HMA), a California corporation, and Lithia JEF, Inc. (DEALER), a corporation, duly incorporated in the state of California and doing business as Lithia Hyundai of Fresno.

                                    INTRODUCTION

      HMA sells Hyundai Products which are manufactured or approved by Hyundai Motor Company (FACTORY). HMA has established a network of authorized Hyundai Dealers, operating at approved locations and according to Hyundai standards, to sell and service Hyundai Products. HMA has selected its Dealers based on their experience and commitment that they will sell and service Hyundai Products in a manner which promotes and maintains Customer confidence and satisfaction, and increases product acceptance and awareness.

      DEALER represents that its Owner(s) and General Manager identified herein have the skill, experience, capital and facilities to ensure that DEALER operates a first-class dealership. HMA enters into this Agreement upon DEALER's assurances of the continued personal services of said Owner(s) and General Manager. The purpose of this Agreement is to memorialize such assurances, to appoint DEALER as an authorized Hyundai Dealer, to provide for the effective representation of Hyundai Products and to set forth the rights and obligations of HMA and DEALER hereunder.

      Accordingly, the parties agree as follows:

      1.    APPOINTMENT OF DEALER

      Subject to the terms of this Agreement, HMA hereby grants DEALER the non-exclusive right:

      To buy the Hyundai Products identified in the Hyundai Product Addendum attached hereto which HMA, in its sole discretion, may revise from time to time; and

      To identify itself as an authorized Hyundai Dealer using Hyundai Marks in the promotion, sale and servicing of Hyundai Products and at the location(s) approved herein.

      DEALER accepts its appointment as an authorized Hyundai Dealer and agrees to:

      Conduct  its  business  in  a  manner  which  will   engender   Customer
confidence and satisfaction and reflect positively upon HMA;

      Effectively promote and sell Hyundai Products;

      Professionally service Hyundai Products; and

      Establish  and  maintain  satisfactory   dealership  facilities  at  the
location(s) approved by HMA.

      2.    TERM OF THIS AGREEMENT

      This Agreement will become effective on the date it is executed by HMA and with continue in effect for a period of 2 years, unless terminated as provided herein. This Agreement may not be extended or renewed except in writing signed by the President and Executive Vice President of HMA.

      3.     DEALER OWNERSHIP

      HMA enters into this Agreement in reliance upon the personal qualifications and representations of the persons identified below and upon DEALER's assurances that the following persons, and only the following persons, will be the Owner(s) of DEALER.

                                                                   OWNERSHIP
          NAME             ADDRESS                  TITLE          INTEREST

   Lithia Motors, Inc.                                               100%




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      4.     DEALER MANAGEMENT

      DEALER recognizes that the effective performance of its obligations hereunder requires that experienced DEALER management be actively involved at all times. HMA enters into this Agreement in reliance upon the qualifications of Joe Meyers to manage DEALER'S operations and upon DEALERS assurance that such person, and no other person, will at all times function as General Manager and be considered as Dealer Operator with complete authority to make all decisions on behalf of DEALER with respect to DEALER's operations. DEALER further agrees that the General Manager shall devote full time (100%) to the management of DEALER's operations.

      5.     CHANGE IN DEALER OWNERSHIP OR MANAGEMENT

      This is a personal services agreement. HMA has entered into this Agreement in reliance upon DEALER's assurances of the active involvement of the Owners and General Manager identified herein in DEALER's operations. Accordingly, any change in ownership, regardless of the share or relationship between parties, or any change in General Manager, from the person(s) identified herein, requires the prior written consent of HMA, which HMA shall not unreasonably withhold.

      6.     DEALER LOCATION

      DEALER is free to sell Hyundai Products to Customers wherever they may be located. However, in order for HMA to establish and maintain an effective network of authorized Hyundai Dealers for the sale and servicing of Hyundai Products and to maximize Customer convenience, HMA has approved the following facilities as the exclusive location(s) for the sale and servicing of Hyundai Products and for the display of Hyundai Marks:

      HYUNDAI NEW VEHICLE SALES
      AND SHOWROOM                              PARTS AND SERVICE
      5590 N. Blackstone Ave.                         155 E. Auto Center Dr.
      Fresno, CA 93710                          Fresno, CA 93710

      SALES AND GENERAL OFFICES                 USED VEHICLE DISPLAY SALES
      5590 N. Blackstone Ave.                         N/A
      Fresno, CA 93710

      BODY AND PAINT
      N/A

      DEALER agrees not to display Hyundai Marks or to conduct any dealership operations, including the display, sale and/or service of Hyundai Products, at any location other than at the location(s) approved herein, without the prior written consent of HMA.

      Moreover, each location is approved only for the activity indicated. DEALER may not alter the activity of any location approved herein or otherwise use such location for any activities other than the approved activity, without the prior written consent of HMA.

      7.    STANDARD PROVISIONS

      The HMA Dealer Sales and Service Agreement Standard Provisions are incorporated herein and made a part of this Agreement as if fully set forth herein.

      8.    ADDITIONAL PROVISIONS

      In consideration of HMAs agreement to appoint DEALER as an authorized Hyundai Dealer, DEALER further agrees:

      HMA has entered into this Agreement based upon DEALER!s promise to provide adequate representation in the current dealership facility, located at 5590 Blackstone Avenue, Fresno, CA 93710. DEALER acknowledges that adequate representation may include, but not be limited to, those standards set forth in HMA's "DEALERSHIP FINANCIAL/FACILITY/SIGNAGE STANDARDS", signed by DEALER on 12/1/97 and incorporated by reference herein.



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      DEALER  further  acknowledges  that HMA's  approval of DEALER's  current operation, does not, in any way, constitute a promise by HMA that it will sell DEALER any particular number of vehicles or an assurance by HMA that, DEALER will achieve any particular level of sales, operate at a profit or realize any return on investment. The actual profits to be realized will depend to a great extent on the management of the dealership, as well as on business and economic conditions. DEALER acknowledges that, as in any investment in a competitive industry, there are no guarantees.

      DEALER recognizes that the obligations incurred herein are material terms of this Agreement. Failure to comply with any or all of these provisions may be grounds for termination of this Agreement.

      SERVICE WRITE-UP:

      DEALER shall designate one (1) service write-up lane for the use of Hyundai service customers. Including appropriate signage to identify the service write-up lane as that for Hyundai service use.

      SERVICE:

      DEALER shall designate fourteen (14) service bays for the service of Hyundai vehicles.

      PARTS:

      DEALER shall provide a parts ' counter designated for the sale of Hyundai parts. Further DEALER shall provide a minimum of 3582 sq. ft. for the storage of Hyundai parts.

      SIGNAGE: DEALER shall obtain all signage as recommended by HMA's sole authorized sip vendor including but not limited to the following:

      1. One set of Hyundai building fascia letters (HL-24) shall be installed right hand justified on the front fascia of the showroom.

      2. All signage work shall be effectuated by Hyundai's authorized sign vendor.

      In recognition of his responsibilities hereunder, DEALER hereby agrees to display a minimum of (3) Hyundai vehicles on the Showroom floor at all times during the term of this Agreement.

      DEALER is a corporation known as Lithia JEF, Inc. DEALER is owned by a corporate entity known as Lithia Motors, Inc. ("LITHIA"). A majority of the stock of LITHIA is held by Lithia Holding Company, L.L.C. ("LHC"), and the remainder by sale of stock to the public. LHC is in turn owned by three individuals, Sidney DeBoer, R. Bradford Gray, and M.L. Dick Heimann. All voting stock of LHC is owned by Sidney DeBoer.

      Pursuant to this agreement, LITHIA, LHC, and Sidney DeBoer, as individuals through their respective Boards of Directors, appoint Sidney B. DeBoer as dealer principal of DEALER with complete authority to make all decisions and enter into all commitments on behalf of DEALER, and HMA will rely completely on the authority of such person. LITHIA and LHC agree that the foregoing person shall not be changed as dealer principal without prior consent of HMA. LITHIA, LHC, and DEALER further agree that there will be no change in majority direct ownership of DEALER without prior written consent of HMA. In the event that LHC reduces its ownership in LITHIA below 50%, such that the public shares own a majority of LHC, then DEALER, LITHIA, and LHC shall inform HMA so as to amend this agreement accordingly.

      DEALER recognizes that the obligations incurred herein are material terms of this Agreement, and that failure to obtain such consent shall be grounds for termination under Paragraph 16 of this Dealer Agreement.

      9.    EXECUTION OF AGREEMENT

      This Agreement shall be valid and binding only if it is signed:

      On behalf of DEALER by a duly authorized person; and

      On behalf of HMA by the President, the Executive Vice President and the General and/or Regional Manager, if any, of HMA.



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      By their signatures  hereto, the parties agree to abide by the terms and conditions of this Agreement, including the Standard Provisions incorporated herein, in good faith and for their mutual benefit.

                              Lithia JEF, Inc. dba Lithia Hyundai of Fresno (Dealer Entity Name)

Date:                         By:   /s/ Sidney B. DeBoer   President
                                    Signey B. DeBoer

                              Hyundai Motor America

Date: 1/26/98                 By:   /s/ R. J. Lueders      General Manager
                                    R. J. Lueders

Date: 1/26/98                 By:   /s/ R. A. Parker       Executive      Vice
President
                                    R. A. Parker

Date: 1/26/98                 By:   /s/ M. Juhn            President
                                    M. Juhn


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                                  PRODUCT ADDENDUM

                                         TO

                               HYUNDAI MOTOR AMERICA

                         DEALER SALES AND SERVICE AGREEMENT

                                  January 26, 1998

      Pursuant to Paragraph 1 of the Hyundai Motor America (HMA) Dealer Sales and Service Agreement, HMA grants DEALER the non-exclusive right to buy the Hyundai Products identified below:

                  Accent, Elantra, Excel, Scoupe, Sonata, Tiburon

and all parts, accessories and equipment for such vehicle(s).

      This Hyundai Product Addendum shall remain in effect unless and until superseded by a new Hyundai Product Addendum furnished by HMA.

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